UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________

SCHEDULE 14A
_________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

(Check the appropriate box):
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

ALLIED GAMING & ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Allied Gaming & Entertainment Releases Investor Presentation Underscoring Proven Strategy and Commitment to Sustained Stockholder Value

Company Urges Stockholders to Vote "FOR" All Six Allied Director Nominees on the WHITE Proxy Card Today

New York, NY (July 17, 2025) – Allied Gaming & Entertainment, Inc. (NASDAQ: AGAE) (the “Company”, “AGAE” or “Allied”), a global experiential entertainment company, announced that it has filed an investor presentation with the Securities and Exchange Commission ("SEC") in connection with its combined 2024/2025 Annual Meeting of Stockholders to be held on August 4, 2025. Stockholders of record as of June 25, 2025, will be entitled to vote at the meeting.

Key highlights of the presentation include:

Through decisive leadership, Allied’s Board and Management have driven substantial progress and built a compelling, actionable plan to sustain and accelerate long-term growth.
•	The Company has laid out a clear-cut strategy for future growth and long-term value creation
•	With AGAE’s rock solid balance sheet, the Company will continue to focus on unlocking stockholder value through:
o	Organic growth by investing in our existing businesses.
o	Strategic partnerships that are not capital intensive.
o	Accretive acquisitions and investments in gaming, proprietary content IP, live and experiential entertainment.
•	The Company has demonstrated significant progress advancing its strategic initiatives and consistently grown revenue in the last 4 years.
•	Outperforming our peer set over the prior 1-year, 3-year and 5-year periods.

Knighted Pastures LLC (“Knighted”) has provided no plan or path forward whatsoever.
•	Despite Allied’s attempts to constructively engage with Knighted, they have been uninterested in discussing their ideas for the Company.
•
Knighted showed no interest in voting in each of the past two annual meetings, and has turned down our offer to join the Board repeatedly, only showing interest in gaining complete control through the launch of a proxy contest and pursuing costly and time-consuming litigation.

•	Their proxy statement also provides no clear details on how they would use your cash should they take control of the Company.

The Allied Gaming Board of Directors is committed to acting in the best interests of all stockholders and unanimously recommends that stockholders vote "FOR" all six of AGAE's director nominees standing for election – Jingsheng (Jason) Lu, Guanzhou (Jerry) Qin, Mao Sun, Roy Anderson, Yushi Guo and Chi Zhao – on the WHITE proxy card today.

PROTECT YOUR INVESTMENT IN ALLIED GAMING. REJECT ROY CHOI AND HIS NOMINEES BY VOTING THE WHITE PROXY CARD TODAY “FOR” ALL SIX OF ALLIED GAMING’S NOMINEES, AND “WITHHOLD” ON THE THREE KNIGHTED NOMINEES

WE URGE YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT MAY BE SENT TO YOU BY KNIGHTED.

If you have any questions or need assistance in voting your WHITE proxy card, we encourage you to call our proxy advisers, MacKenzie Partners, Inc., Toll-Free at (800) 322-2885 or (212) 929-5500 or by email at AGAE@mackenziepartners.com

We are committed to acting in your best interests, and we appreciate your continued support as we work to strengthen and evolve our business. Thank you for your investment in Allied Gaming.

Sincerely,

The Board of Directors of Allied Gaming & Entertainment Inc.

Remember, you may be able to vote your shares by telephone, internet, and QR code voting may be available. Please refer to your proxy card/voting instruction form for details.

If you have any questions or need assistance in voting
 your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.

7 Penn Plaza, #503
New York, New York 10001
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: AGAE@mackenziepartners.com

Advisors
Paul Hastings LLP is serving as legal counsel, MacKenzie Partners, Inc. is serving as proxy solicitor and ADDO IR is serving as strategic communications advisor to AGAE.

About Allied Gaming & Entertainment
Allied Gaming & Entertainment Inc. (Nasdaq: AGAE) is a global experiential entertainment company focused on providing a growing world of gamers and concertgoers with unique experiences through renowned assets, products and services. For more information, visit alliedgaming.gg.

Forward Looking Statements
This press release contains certain forward-looking statements under federal securities laws. Forward-looking statements may include our statements regarding our goals, beliefs, strategies, objectives, plans, including product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. Specific forward-looking statements include, but are not limited to, statements regarding our ability to execute on strategic and business plans and drive stockholder value, our projections on Allied Gaming’s future financial performance and expense structure and our beliefs on the impact of Knighted director nominations and other actions of Knighted on the performance of the Company. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors, many of which are outside our control, that may cause actual results to be materially different from those contemplated by the forward-looking statements. The inclusion of such information should not be regarded as a representation by us, or any person, that the objectives of Allied Gaming will be achieved. Important factors, among others, that may affect actual results or outcomes include: risks associated with our strategy, future direction or governance; the substantial uncertainties inherent in the acceptance of existing and future products and services; risks associated with our ability to retain key personnel; risks related to our common stock and the listing of our common stock on the Nasdaq Capital Market; risks associated with intellectual property; uncertainty around current and potential litigation and related legal expenses; and general economic, political and market conditions and events. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein and other risk factors discussed from time to time in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, filed with the SEC on June 9, 2025, as well as subsequent reports filed with the SEC. Readers are also urged to carefully review and consider the various disclosures we made in such Annual Report on Form 10-K and in subsequent reports with the SEC. We assume no obligation and do not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

Investor Contact:
Addo Investor Relations
ir@alliedgaming.gg

Bob Marese
MacKenzie Partners, Inc.
1-800-322-2885